WBMCT 2005-C21                                [WACHOVIA SECURITIES LOGO OMITTED]
LOANS SUPPORTING CLASS A-2PFL THROUGH A-4
ASSUMING A 0 CPY SCENARIO

                                                                                    REMAINING
Loan Name                                Cut-Off Balance            BALLOON BAL.      TERM      CUT-OFF LTV     DSCR      BONDS
---------                                ---------------            ------------      ----      -----------     ----      -----

Brook Arbor Apartments                          24,000,000.00      24,000,000.00       56          79.73%       1.50      A-2PFL
1000 & 1100 Wilson                             182,500,000.00     182,500,000.00       57          73.89%       1.48      A-2PFL
San Felipe Plaza                               101,500,000.00     101,500,000.00       58          69.05%       1.82      A-2PFL
2500 City West                                  70,000,000.00      70,000,000.00       58          72.92%       1.64      A-2PFL
Cayman Bay Apartments                           33,000,000.00      33,000,000.00       58          71.43%       1.43      A-2PFL
The Lexington Apartments                        32,000,000.00      30,922,963.10       59          72.73%       1.27      A-2PFL
Emerald Suites                                   9,550,000.00       9,002,981.85       59          76.40%       1.37       A-3
1500 Building                                    7,991,110.94       7,423,473.63       59          58.76%       1.49       A-3
Holiday Inn Express & Suites_Tampa, FL           6,365,927.48       5,771,632.59       59          71.93%       1.75       A-4
Best Buy - Tupelo, MS                            2,707,000.00       2,707,000.00       59          62.59%       1.90       A-5
Bryan Tower                                     69,000,000.00      63,739,443.45       60          74.76%       1.47       A-6
110 North Wacker Drive                          48,000,000.00      44,267,301.13       60          74.65%       1.52       A-7
Meridian Bank Tower                             18,550,000.00      18,550,000.00       60          69.22%       1.83       A-8
Jewel (Dixon)                                    4,100,000.00       3,669,019.63       60          77.36%       1.36       A-9
Extra Space Teamsters Pool                      93,300,000.00      93,300,000.00       82          48.14%       3.04       A-3
Extra Space VRS Pool                            52,100,000.00      52,100,000.00       82          34.65%       3.76       A-3
INS Building - South Portland, ME                3,110,830.82       2,647,143.79       82          79.80%       1.27       A-3
Embassy Suites & Casino - San Juan, PR          38,200,000.00      34,536,243.64       83          61.71%       2.18       A-3
Office Depot - Oklahoma City, OK                 2,000,000.00       2,000,000.00       83          44.20%       2.50       A-3

                                                            A-2PFL             A-2C              A-3
Loan Name                                                BALLOON BAL.      BALLOON BAL.      BALLOON BAL.
---------                                                ------------      ------------      ------------

Brook Arbor Apartments                                        24,000,000
1000 & 1100 Wilson                                           182,500,000
San Felipe Plaza                                             101,500,000
2500 City West                                                70,000,000
Cayman Bay Apartments                                         33,000,000
The Lexington Apartments                                      17,194,000        13,728,963
Emerald Suites                                                                   9,002,982
1500 Building                                                                    7,423,474
Holiday Inn Express & Suites_Tampa, FL                                           5,771,633
Best Buy - Tupelo, MS                                                            2,707,000
Bryan Tower                                                                     63,739,443
110 North Wacker Drive                                                          44,267,301
Meridian Bank Tower                                                             18,550,000
Jewel (Dixon)                                                                    3,669,020
Extra Space Teamsters Pool                                                                       93,300,000
Extra Space VRS Pool                                                                             52,100,000
INS Building - South Portland, ME                                                                 2,647,144
Embassy Suites & Casino - San Juan, PR                                                           34,536,244
Office Depot - Oklahoma City, OK                                                                  2,000,000
                                                       -----------------------------------------------------
                                          BALLOON            428,194,000       168,859,815      184,583,387
                                           AMORT.                      0        10,113,185         (673,387)
                                                       -----------------------------------------------------
                                             TOTAL           428,194,000       178,973,000      183,910,000
                                                       =====================================================
                                            LOAN COUNT                 5                 9                5
                                                       -----------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered BALLOON 428,194,000 168,859,815 184,583,387 Certificates")
in making their investment decision. These Computational AMORT. 0 10,113,185
(673,387) Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the
TOTAL 428,194,000 178,973,000 183,910,000 future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered LOAN COUNT 5 9 5 Certificates. Prior
to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER
TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C21

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
These Computational Materials are furnished to you solely by Wachovia
Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs &
Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange
Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These
Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the
Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the
Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the
Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------

WBCMT 2005-C21
$50MM 7 YEAR BOND

---------------------------------------------------------------------------------------------------
                                                                                0 FOR 24 THEN 4.6
        PRICE                0 CPY            8.2 CPR           2.55 CDR               CDR
---------------------------------------------------------------------------------------------------

                             Yield             Yield              Yield             Yield
       100.4936              4.99               5.09              4.98               4.97
                            Spread             Spread            Spread             Spread
                              35                 46                36                 37

WAL                                 6.86               6.32              6.24              5.82
MOD DURN                            5.66               5.28              5.23               4.93
PRINCIPAL WINDOW           Aug12 - Sep12      Mar11 - Aug12     Mar11 - Aug12      Mar11 - Feb12

         2YR                       4.107              4.107             4.107              4.107
         5YR                       4.124              4.124             4.124              4.124
        10 YR                      4.267              4.267             4.267              4.267

         LOSS SEVERITY                NA                 NA                35                 35
     SERVICER ADVANCES                NA                 NA               100                100
       LIQUIDATION LAG                NA                 NA                12                 12
   OPTIONAL REDEMPTION           Call (N)           Call (N)          Call (N)           Call (N)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.

--------------------------------------------------------------------------------

WBCMT 2005-C21
$50MM 7 YEAR BOND

------------
0 CPY
------------

Period         Date         Principal        Interest         Cash Flow        Balance
Total

                            50,000,000.00    17,440,459.22    67,440,459.22

          0    27-Oct-05                0                0                0    50,000,000.00
          1    15-Nov-05                0       210,833.33       210,833.33    50,000,000.00
          2    15-Dec-05                0       210,833.33       210,833.33    50,000,000.00
          3    15-Jan-06                0       210,833.33       210,833.33    50,000,000.00
          4    15-Feb-06                0       210,833.33       210,833.33    50,000,000.00
          5    15-Mar-06                0       210,833.33       210,833.33    50,000,000.00
          6    15-Apr-06                0       210,833.33       210,833.33    50,000,000.00
          7    15-May-06                0       210,833.33       210,833.33    50,000,000.00
          8    15-Jun-06                0       210,833.33       210,833.33    50,000,000.00
          9    15-Jul-06                0       210,833.33       210,833.33    50,000,000.00
         10    15-Aug-06                0       210,833.33       210,833.33    50,000,000.00
         11    15-Sep-06                0       210,833.33       210,833.33    50,000,000.00
         12    15-Oct-06                0       210,833.33       210,833.33    50,000,000.00
         13    15-Nov-06                0       210,833.33       210,833.33    50,000,000.00
         14    15-Dec-06                0       210,833.33       210,833.33    50,000,000.00
         15    15-Jan-07                0       210,833.33       210,833.33    50,000,000.00
         16    15-Feb-07                0       210,833.33       210,833.33    50,000,000.00
         17    15-Mar-07                0       210,833.33       210,833.33    50,000,000.00
         18    15-Apr-07                0       210,833.33       210,833.33    50,000,000.00
         19    15-May-07                0       210,833.33       210,833.33    50,000,000.00
         20    15-Jun-07                0       210,833.33       210,833.33    50,000,000.00
         21    15-Jul-07                0       210,833.33       210,833.33    50,000,000.00
         22    15-Aug-07                0       210,833.33       210,833.33    50,000,000.00
         23    15-Sep-07                0       210,833.33       210,833.33    50,000,000.00
         24    15-Oct-07                0       210,833.33       210,833.33    50,000,000.00
         25    15-Nov-07                0       210,833.33       210,833.33    50,000,000.00
         26    15-Dec-07                0       210,833.33       210,833.33    50,000,000.00
         27    15-Jan-08                0       210,833.33       210,833.33    50,000,000.00
         28    15-Feb-08                0       210,833.33       210,833.33    50,000,000.00
         29    15-Mar-08                0       210,833.33       210,833.33    50,000,000.00
         30    15-Apr-08                0       210,833.33       210,833.33    50,000,000.00
         31    15-May-08                0       210,833.33       210,833.33    50,000,000.00
         32    15-Jun-08                0       210,833.33       210,833.33    50,000,000.00
         33    15-Jul-08                0       210,833.33       210,833.33    50,000,000.00
         34    15-Aug-08                0       210,833.33       210,833.33    50,000,000.00
         35    15-Sep-08                0       210,833.33       210,833.33    50,000,000.00
         36    15-Oct-08                0       210,833.33       210,833.33    50,000,000.00
         37    15-Nov-08                0       210,833.33       210,833.33    50,000,000.00
         38    15-Dec-08                0       210,833.33       210,833.33    50,000,000.00
         39    15-Jan-09                0       210,833.33       210,833.33    50,000,000.00
         40    15-Feb-09                0       210,833.33       210,833.33    50,000,000.00
         41    15-Mar-09                0       210,833.33       210,833.33    50,000,000.00
         42    15-Apr-09                0       210,833.33       210,833.33    50,000,000.00
         43    15-May-09                0       210,833.33       210,833.33    50,000,000.00
         44    15-Jun-09                0       210,833.33       210,833.33    50,000,000.00
         45    15-Jul-09                0       210,833.33       210,833.33    50,000,000.00
         46    15-Aug-09                0       210,833.33       210,833.33    50,000,000.00
         47    15-Sep-09                0       210,833.33       210,833.33    50,000,000.00
         48    15-Oct-09                0       210,833.33       210,833.33    50,000,000.00
         49    15-Nov-09                0       210,833.33       210,833.33    50,000,000.00
         50    15-Dec-09                0       210,833.33       210,833.33    50,000,000.00
         51    15-Jan-10                0       210,833.33       210,833.33    50,000,000.00
         52    15-Feb-10                0       210,833.33       210,833.33    50,000,000.00
         53    15-Mar-10                0       210,833.33       210,833.33    50,000,000.00
         54    15-Apr-10                0       210,833.33       210,833.33    50,000,000.00
         55    15-May-10                0       210,833.33       210,833.33    50,000,000.00
         56    15-Jun-10                0       210,833.33       210,833.33    50,000,000.00
         57    15-Jul-10                0       210,833.33       210,833.33    50,000,000.00
         58    15-Aug-10                0       210,833.33       210,833.33    50,000,000.00
         59    15-Sep-10                0       210,833.33       210,833.33    50,000,000.00
         60    15-Oct-10                0       210,833.33       210,833.33    50,000,000.00
         61    15-Nov-10                0       210,833.33       210,833.33    50,000,000.00
         62    15-Dec-10                0       210,833.33       210,833.33    50,000,000.00
         63    15-Jan-11                0       210,833.33       210,833.33    50,000,000.00
         64    15-Feb-11                0       210,833.33       210,833.33    50,000,000.00
         65    15-Mar-11                0       210,833.33       210,833.33    50,000,000.00
         66    15-Apr-11                0       210,833.33       210,833.33    50,000,000.00
         67    15-May-11                0       210,833.33       210,833.33    50,000,000.00
         68    15-Jun-11                0       210,833.33       210,833.33    50,000,000.00
         69    15-Jul-11                0       210,833.33       210,833.33    50,000,000.00
         70    15-Aug-11                0       210,833.33       210,833.33    50,000,000.00
         71    15-Sep-11                0       210,833.33       210,833.33    50,000,000.00
         72    15-Oct-11                0       210,833.33       210,833.33    50,000,000.00
         73    15-Nov-11                0       210,833.33       210,833.33    50,000,000.00
         74    15-Dec-11                0       210,833.33       210,833.33    50,000,000.00
         75    15-Jan-12                0       210,833.33       210,833.33    50,000,000.00
         76    15-Feb-12                0       210,833.33       210,833.33    50,000,000.00
         77    15-Mar-12                0       210,833.33       210,833.33    50,000,000.00
         78    15-Apr-12                0       210,833.33       210,833.33    50,000,000.00
         79    15-May-12                0       210,833.33       210,833.33    50,000,000.00
         80    15-Jun-12                0       210,833.33       210,833.33    50,000,000.00
         81    15-Jul-12                0       210,833.33       210,833.33    50,000,000.00
         82    15-Aug-12    13,922,713.90       210,833.33    14,133,547.24    36,077,286.10
         83    15-Sep-12    36,077,286.10       152,125.89    36,229,411.99             0.00

------------
8.2 CPR
------------

Period
Total           Date         Principal        Interest         Cash Flow        Balance

                             50,000,000.00    16,456,855.20    66,456,855.20

          0     27-Oct-05
          1     15-Nov-05                0                0                0    50,000,000.00
          2     15-Dec-05                0       210,833.33       210,833.33    50,000,000.00
          3     15-Jan-06                0       210,833.33       210,833.33    50,000,000.00
          4     15-Feb-06                0       210,833.33       210,833.33    50,000,000.00
          5     15-Mar-06                0       210,833.33       210,833.33    50,000,000.00
          6     15-Apr-06                0       210,833.33       210,833.33    50,000,000.00
          7     15-May-06                0       210,833.33       210,833.33    50,000,000.00
          8     15-Jun-06                0       210,833.33       210,833.33    50,000,000.00
          9     15-Jul-06                0       210,833.33       210,833.33    50,000,000.00
         10     15-Aug-06                0       210,833.33       210,833.33    50,000,000.00
         11     15-Sep-06                0       210,833.33       210,833.33    50,000,000.00
         12     15-Oct-06                0       210,833.33       210,833.33    50,000,000.00
         13     15-Nov-06                0       210,833.33       210,833.33    50,000,000.00
         14     15-Dec-06                0       210,833.33       210,833.33    50,000,000.00
         15     15-Jan-07                0       210,833.33       210,833.33    50,000,000.00
         16     15-Feb-07                0       210,833.33       210,833.33    50,000,000.00
         17     15-Mar-07                0       210,833.33       210,833.33    50,000,000.00
         18     15-Apr-07                0       210,833.33       210,833.33    50,000,000.00
         19     15-May-07                0       210,833.33       210,833.33    50,000,000.00
         20     15-Jun-07                0       210,833.33       210,833.33    50,000,000.00
         21     15-Jul-07                0       210,833.33       210,833.33    50,000,000.00
         22     15-Aug-07                0       210,833.33       210,833.33    50,000,000.00
         23     15-Sep-07                0       210,833.33       210,833.33    50,000,000.00
         24     15-Oct-07                0       210,833.33       210,833.33    50,000,000.00
         25     15-Nov-07                0       210,833.33       210,833.33    50,000,000.00
         26     15-Dec-07                0       210,833.33       210,833.33    50,000,000.00
         27     15-Jan-08                0       210,833.33       210,833.33    50,000,000.00
         28     15-Feb-08                0       210,833.33       210,833.33    50,000,000.00
         29     15-Mar-08                0       210,833.33       210,833.33    50,000,000.00
         30     15-Apr-08                0       210,833.33       210,833.33    50,000,000.00
         31     15-May-08                0       210,833.33       210,833.33    50,000,000.00
         32     15-Jun-08                0       210,833.33       210,833.33    50,000,000.00
         33     15-Jul-08                0       210,833.33       210,833.33    50,000,000.00
         34     15-Aug-08                0       210,833.33       210,833.33    50,000,000.00
         35     15-Sep-08                0       210,833.33       210,833.33    50,000,000.00
         36     15-Oct-08                0       210,833.33       210,833.33    50,000,000.00
         37     15-Nov-08                0       210,833.33       210,833.33    50,000,000.00
         38     15-Dec-08                0       210,833.33       210,833.33    50,000,000.00
         39     15-Jan-09                0       210,833.33       210,833.33    50,000,000.00
         40     15-Feb-09                0       210,833.33       210,833.33    50,000,000.00
         41     15-Mar-09                0       210,833.33       210,833.33    50,000,000.00
         42     15-Apr-09                0       210,833.33       210,833.33    50,000,000.00
         43     15-May-09                0       210,833.33       210,833.33    50,000,000.00
         44     15-Jun-09                0       210,833.33       210,833.33    50,000,000.00
         45     15-Jul-09                0       210,833.33       210,833.33    50,000,000.00
         46     15-Aug-09                0       210,833.33       210,833.33    50,000,000.00
         47     15-Sep-09                0       210,833.33       210,833.33    50,000,000.00
         48     15-Oct-09                0       210,833.33       210,833.33    50,000,000.00
         49     15-Nov-09                0       210,833.33       210,833.33    50,000,000.00
         50     15-Dec-09                0       210,833.33       210,833.33    50,000,000.00
         51     15-Jan-10                0       210,833.33       210,833.33    50,000,000.00
         52     15-Feb-10                0       210,833.33       210,833.33    50,000,000.00
         53     15-Mar-10                0       210,833.33       210,833.33    50,000,000.00
         54     15-Apr-10                0       210,833.33       210,833.33    50,000,000.00
         55     15-May-10                0       210,833.33       210,833.33    50,000,000.00
         56     15-Jun-10                0       210,833.33       210,833.33    50,000,000.00
         57     15-Jul-10                0       210,833.33       210,833.33    50,000,000.00
         58     15-Aug-10                0       210,833.33       210,833.33    50,000,000.00
         59     15-Sep-10                0       210,833.33       210,833.33    50,000,000.00
         60     15-Oct-10                0       210,833.33       210,833.33    50,000,000.00
         61     15-Nov-10                0       210,833.33       210,833.33    50,000,000.00
         62     15-Dec-10                0       210,833.33       210,833.33    50,000,000.00
         63     15-Jan-11                0       210,833.33       210,833.33    50,000,000.00
         64     15-Feb-11                0       210,833.33       210,833.33    50,000,000.00
         65     15-Mar-11                0       210,833.33       210,833.33    50,000,000.00
         66     15-Apr-11        61,975.99       211,639.20       273,615.19    49,938,024.01
         67     15-May-11     2,180,581.68       242,159.26     2,422,740.95    47,757,442.32
         68     15-Jun-11     2,160,457.50       230,416.41     2,390,873.91    45,596,984.82
         69     15-Jul-11     2,146,066.79       221,660.48     2,367,727.27    43,450,918.03
         70     15-Aug-11     2,126,053.27       210,131.48     2,336,184.75    41,324,864.76
         71     15-Sep-11     2,112,014.29       201,454.76     2,313,469.06    39,212,850.46
         72     15-Oct-11     2,095,198.35       191,527.13     2,286,725.48    37,117,652.11
         73     15-Nov-11     2,075,349.59       180,244.64     2,255,594.23    35,042,302.52
         74     15-Dec-11     2,061,826.91       171,709.11     2,233,536.02    32,980,475.61
         75     15-Jan-12     2,042,087.32       160,952.04     2,203,039.36    30,938,388.29
         76     15-Feb-12     2,028,901.00       152,501.53     2,181,402.53    28,909,487.29
         77     15-Mar-12     2,012,641.35       142,439.76     2,155,081.10    26,896,845.94
         78     15-Apr-12     1,989,638.06       131,173.24     2,120,811.30    24,907,207.88
         79     15-May-12     1,980,295.30       123,807.43     2,104,102.73    22,926,912.58
         80     15-Jun-12     1,960,826.39       113,202.71     2,074,029.10    20,966,086.19
         81     15-Jul-12     1,967,356.89       105,253.12     2,072,610.01    18,998,729.30
         82     15-Aug-12     2,208,372.29        96,639.61     2,305,011.91    16,790,357.01
         83                  16,790,357.01        76,609.96    16,866,966.97                0

 ------------
    2.55 CDR
 ------------

 Period          Date          Principal        Interest         Cash Flow        Balance
 Total

                               50,000,000.00    15,883,201.52    65,883,201.52

          0       27-Oct-05                0                0                0    50,000,000.00
          1       15-Nov-05                0       210,833.33       210,833.33    50,000,000.00
          2       15-Dec-05                0       210,833.33       210,833.33    50,000,000.00
          3       15-Jan-06                0       210,833.33       210,833.33    50,000,000.00
          4       15-Feb-06                0       210,833.33       210,833.33    50,000,000.00
          5       15-Mar-06                0       210,833.33       210,833.33    50,000,000.00
          6       15-Apr-06                0       210,833.33       210,833.33    50,000,000.00
          7       15-May-06                0       210,833.33       210,833.33    50,000,000.00
          8       15-Jun-06                0       210,833.33       210,833.33    50,000,000.00
          9       15-Jul-06                0       210,833.33       210,833.33    50,000,000.00
         10       15-Aug-06                0       210,833.33       210,833.33    50,000,000.00
         11       15-Sep-06                0       210,833.33       210,833.33    50,000,000.00
         12       15-Oct-06                0       210,833.33       210,833.33    50,000,000.00
         13       15-Nov-06                0       210,833.33       210,833.33    50,000,000.00
         14       15-Dec-06                0       210,833.33       210,833.33    50,000,000.00
         15       15-Jan-07                0       210,833.33       210,833.33    50,000,000.00
         16       15-Feb-07                0       210,833.33       210,833.33    50,000,000.00
         17       15-Mar-07                0       210,833.33       210,833.33    50,000,000.00
         18       15-Apr-07                0       210,833.33       210,833.33    50,000,000.00
         19       15-May-07                0       210,833.33       210,833.33    50,000,000.00
         20       15-Jun-07                0       210,833.33       210,833.33    50,000,000.00
         21       15-Jul-07                0       210,833.33       210,833.33    50,000,000.00
         22       15-Aug-07                0       210,833.33       210,833.33    50,000,000.00
         23       15-Sep-07                0       210,833.33       210,833.33    50,000,000.00
         24       15-Oct-07                0       210,833.33       210,833.33    50,000,000.00
         25       15-Nov-07                0       210,833.33       210,833.33    50,000,000.00
         26       15-Dec-07                0       210,833.33       210,833.33    50,000,000.00
         27       15-Jan-08                0       210,833.33       210,833.33    50,000,000.00
         28       15-Feb-08                0       210,833.33       210,833.33    50,000,000.00
         29       15-Mar-08                0       210,833.33       210,833.33    50,000,000.00
         30       15-Apr-08                0       210,833.33       210,833.33    50,000,000.00
         31       15-May-08                0       210,833.33       210,833.33    50,000,000.00
         32       15-Jun-08                0       210,833.33       210,833.33    50,000,000.00
         33       15-Jul-08                0       210,833.33       210,833.33    50,000,000.00
         34       15-Aug-08                0       210,833.33       210,833.33    50,000,000.00
         35       15-Sep-08                0       210,833.33       210,833.33    50,000,000.00
         36       15-Oct-08                0       210,833.33       210,833.33    50,000,000.00
         37       15-Nov-08                0       210,833.33       210,833.33    50,000,000.00
         38       15-Dec-08                0       210,833.33       210,833.33    50,000,000.00
         39       15-Jan-09                0       210,833.33       210,833.33    50,000,000.00
         40       15-Feb-09                0       210,833.33       210,833.33    50,000,000.00
         41       15-Mar-09                0       210,833.33       210,833.33    50,000,000.00
         42       15-Apr-09                0       210,833.33       210,833.33    50,000,000.00
         43       15-May-09                0       210,833.33       210,833.33    50,000,000.00
         44       15-Jun-09                0       210,833.33       210,833.33    50,000,000.00
         45       15-Jul-09                0       210,833.33       210,833.33    50,000,000.00
         46       15-Aug-09                0       210,833.33       210,833.33    50,000,000.00
         47       15-Sep-09                0       210,833.33       210,833.33    50,000,000.00
         48       15-Oct-09                0       210,833.33       210,833.33    50,000,000.00
         49       15-Nov-09                0       210,833.33       210,833.33    50,000,000.00
         50       15-Dec-09                0       210,833.33       210,833.33    50,000,000.00
         51       15-Jan-10                0       210,833.33       210,833.33    50,000,000.00
         52       15-Feb-10                0       210,833.33       210,833.33    50,000,000.00
         53       15-Mar-10                0       210,833.33       210,833.33    50,000,000.00
         54       15-Apr-10                0       210,833.33       210,833.33    50,000,000.00
         55       15-May-10                0       210,833.33       210,833.33    50,000,000.00
         56       15-Jun-10                0       210,833.33       210,833.33    50,000,000.00
         57       15-Jul-10                0       210,833.33       210,833.33    50,000,000.00
         58       15-Aug-10                0       210,833.33       210,833.33    50,000,000.00
         59       15-Sep-10                0       210,833.33       210,833.33    50,000,000.00
         60       15-Oct-10                0       210,833.33       210,833.33    50,000,000.00
         61       15-Nov-10                0       210,833.33       210,833.33    50,000,000.00
         62       15-Dec-10                0       210,833.33       210,833.33    50,000,000.00
         63       15-Jan-11                0       210,833.33       210,833.33    50,000,000.00
         64       15-Feb-11                0       210,833.33       210,833.33    50,000,000.00
         65       15-Mar-11        95,750.87       210,833.33       306,584.20    49,904,249.13
         66       15-Apr-11     2,528,039.80       210,429.58     2,738,469.38    47,376,209.34
         67       15-May-11     2,490,032.36       199,769.68     2,689,802.05    44,886,176.97
         68       15-Jun-11     2,498,973.39       189,270.05     2,688,243.44    42,387,203.58
         69       15-Jul-11     2,458,786.53       178,732.71     2,637,519.24    39,928,417.05
         70       15-Aug-11     2,468,504.56       168,364.83     2,636,869.39    37,459,912.49
         71       15-Sep-11     2,454,172.99       157,955.96     2,612,128.96    35,005,739.49
         72       15-Oct-11     2,408,599.91       147,607.53     2,556,207.44    32,597,139.59
         73       15-Nov-11     2,419,879.89       137,451.27     2,557,331.16    30,177,259.70
         74       15-Dec-11     2,378,659.21       127,247.45     2,505,906.65    27,798,600.49
         75       15-Jan-12     2,390,788.64       117,217.43     2,508,006.07    25,407,811.85
         76       15-Feb-12     2,360,498.99       107,136.27     2,467,635.26    23,047,312.86
         77       15-Mar-12     2,284,795.66        97,182.84     2,381,978.50    20,762,517.20
         78       15-Apr-12     2,329,834.79        87,548.61     2,417,383.41    18,432,682.41
         79       15-May-12     2,283,684.04        77,724.48     2,361,408.52    16,148,998.37
         80       15-Jun-12     2,299,345.04        68,094.94     2,367,439.98    13,849,653.33
         81       15-Jul-12     2,252,379.15        58,399.37     2,310,778.52    11,597,274.18
         82       15-Aug-12    11,597,274.18        48,901.84    11,646,176.02                0

------------------
0 for 24 then
   4.6 CDR
------------------

Period                      Date         Principal        Interest         Cash Flow       Balance
Total

                                         50,000,000.00    14,811,433.24    64,811,433.24

                0           27-Oct-05                0                0                0    50,000,000.00
                1           15-Nov-05                0       210,833.33       210,833.33    50,000,000.00
                2           15-Dec-05                0       210,833.33       210,833.33    50,000,000.00
                3           15-Jan-06                0       210,833.33       210,833.33    50,000,000.00
                4           15-Feb-06                0       210,833.33       210,833.33    50,000,000.00
                5           15-Mar-06                0       210,833.33       210,833.33    50,000,000.00
                6           15-Apr-06                0       210,833.33       210,833.33    50,000,000.00
                7           15-May-06                0       210,833.33       210,833.33    50,000,000.00
                8           15-Jun-06                0       210,833.33       210,833.33    50,000,000.00
                9           15-Jul-06                0       210,833.33       210,833.33    50,000,000.00
               10           15-Aug-06                0       210,833.33       210,833.33    50,000,000.00
               11           15-Sep-06                0       210,833.33       210,833.33    50,000,000.00
               12           15-Oct-06                0       210,833.33       210,833.33    50,000,000.00
               13           15-Nov-06                0       210,833.33       210,833.33    50,000,000.00
               14           15-Dec-06                0       210,833.33       210,833.33    50,000,000.00
               15           15-Jan-07                0       210,833.33       210,833.33    50,000,000.00
               16           15-Feb-07                0       210,833.33       210,833.33    50,000,000.00
               17           15-Mar-07                0       210,833.33       210,833.33    50,000,000.00
               18           15-Apr-07                0       210,833.33       210,833.33    50,000,000.00
               19           15-May-07                0       210,833.33       210,833.33    50,000,000.00
               20           15-Jun-07                0       210,833.33       210,833.33    50,000,000.00
               21           15-Jul-07                0       210,833.33       210,833.33    50,000,000.00
               22           15-Aug-07                0       210,833.33       210,833.33    50,000,000.00
               23           15-Sep-07                0       210,833.33       210,833.33    50,000,000.00
               24           15-Oct-07                0       210,833.33       210,833.33    50,000,000.00
               25           15-Nov-07                0       210,833.33       210,833.33    50,000,000.00
               26           15-Dec-07                0       210,833.33       210,833.33    50,000,000.00
               27           15-Jan-08                0       210,833.33       210,833.33    50,000,000.00
               28           15-Feb-08                0       210,833.33       210,833.33    50,000,000.00
               29           15-Mar-08                0       210,833.33       210,833.33    50,000,000.00
               30           15-Apr-08                0       210,833.33       210,833.33    50,000,000.00
               31           15-May-08                0       210,833.33       210,833.33    50,000,000.00
               32           15-Jun-08                0       210,833.33       210,833.33    50,000,000.00
               33           15-Jul-08                0       210,833.33       210,833.33    50,000,000.00
               34           15-Aug-08                0       210,833.33       210,833.33    50,000,000.00
               35           15-Sep-08                0       210,833.33       210,833.33    50,000,000.00
               36           15-Oct-08                0       210,833.33       210,833.33    50,000,000.00
               37           15-Nov-08                0       210,833.33       210,833.33    50,000,000.00
               38           15-Dec-08                0       210,833.33       210,833.33    50,000,000.00
               39           15-Jan-09                0       210,833.33       210,833.33    50,000,000.00
               40           15-Feb-09                0       210,833.33       210,833.33    50,000,000.00
               41           15-Mar-09                0       210,833.33       210,833.33    50,000,000.00
               42           15-Apr-09                0       210,833.33       210,833.33    50,000,000.00
               43           15-May-09                0       210,833.33       210,833.33    50,000,000.00
               44           15-Jun-09                0       210,833.33       210,833.33    50,000,000.00
               45           15-Jul-09                0       210,833.33       210,833.33    50,000,000.00
               46           15-Aug-09                0       210,833.33       210,833.33    50,000,000.00
               47           15-Sep-09                0       210,833.33       210,833.33    50,000,000.00
               48           15-Oct-09                0       210,833.33       210,833.33    50,000,000.00
               49           15-Nov-09                0       210,833.33       210,833.33    50,000,000.00
               50           15-Dec-09                0       210,833.33       210,833.33    50,000,000.00
               51           15-Jan-10                0       210,833.33       210,833.33    50,000,000.00
               52           15-Feb-10                0       210,833.33       210,833.33    50,000,000.00
               53           15-Mar-10                0       210,833.33       210,833.33    50,000,000.00
               54           15-Apr-10                0       210,833.33       210,833.33    50,000,000.00
               55           15-May-10                0       210,833.33       210,833.33    50,000,000.00
               56           15-Jun-10                0       210,833.33       210,833.33    50,000,000.00
               57           15-Jul-10                0       210,833.33       210,833.33    50,000,000.00
               58           15-Aug-10                0       210,833.33       210,833.33    50,000,000.00
               59           15-Sep-10                0       210,833.33       210,833.33    50,000,000.00
               60           15-Oct-10                0       210,833.33       210,833.33    50,000,000.00
               61           15-Nov-10                0       210,833.33       210,833.33    50,000,000.00
               62           15-Dec-10                0       210,833.33       210,833.33    50,000,000.00
               63           15-Jan-11                0       210,833.33       210,833.33    50,000,000.00
               64           15-Feb-11                0       210,833.33       210,833.33    50,000,000.00
               65           15-Mar-11     2,713,335.94       210,833.33     2,924,169.27    47,286,664.06
               66           15-Apr-11     4,797,622.01       199,392.10     4,997,014.11    42,489,042.05
               67           15-May-11     4,739,238.70       179,162.13     4,918,400.83    37,749,803.36
               68           15-Jun-11     4,728,844.79       159,178.34     4,888,023.13    33,020,958.56
               69           15-Jul-11     4,667,700.02       139,238.38     4,806,938.40    28,353,258.54
               70           15-Aug-11     4,658,964.34       119,556.24     4,778,520.58    23,694,294.19
               71           15-Sep-11     4,625,224.71        99,910.94     4,725,135.65    19,069,069.49
               72           15-Oct-11     4,557,653.92        80,407.91     4,638,061.83    14,511,415.56
               73           15-Nov-11     4,551,657.43        61,189.80     4,612,847.23     9,959,758.14
               74           15-Dec-11     4,488,381.49        41,996.98     4,530,378.48     5,471,376.64
               75           15-Jan-12     4,484,153.51        23,070.97     4,507,224.48       987,223.14
               76           15-Feb-12       987,223.14         4,162.79       991,385.93                0

 -----------------
 4 CPR, 1.25
       CDR
 -----------------

 Period               Date              Principal        Interest         Cash Flow        Balance
 Total

                                        50,000,000.00    16,112,382.96    66,112,382.96

                0          27-Oct-05                0                0                0    50,000,000.00
                1          15-Nov-05                0       210,833.33       210,833.33    50,000,000.00
                2          15-Dec-05                0       210,833.33       210,833.33    50,000,000.00
                3          15-Jan-06                0       210,833.33       210,833.33    50,000,000.00
                4          15-Feb-06                0       210,833.33       210,833.33    50,000,000.00
                5          15-Mar-06                0       210,833.33       210,833.33    50,000,000.00
                6          15-Apr-06                0       210,833.33       210,833.33    50,000,000.00
                7          15-May-06                0       210,833.33       210,833.33    50,000,000.00
                8          15-Jun-06                0       210,833.33       210,833.33    50,000,000.00
                9          15-Jul-06                0       210,833.33       210,833.33    50,000,000.00
               10          15-Aug-06                0       210,833.33       210,833.33    50,000,000.00
               11          15-Sep-06                0       210,833.33       210,833.33    50,000,000.00
               12          15-Oct-06                0       210,833.33       210,833.33    50,000,000.00
               13          15-Nov-06                0       210,833.33       210,833.33    50,000,000.00
               14          15-Dec-06                0       210,833.33       210,833.33    50,000,000.00
               15          15-Jan-07                0       210,833.33       210,833.33    50,000,000.00
               16          15-Feb-07                0       210,833.33       210,833.33    50,000,000.00
               17          15-Mar-07                0       210,833.33       210,833.33    50,000,000.00
               18          15-Apr-07                0       210,833.33       210,833.33    50,000,000.00
               19          15-May-07                0       210,833.33       210,833.33    50,000,000.00
               20          15-Jun-07                0       210,833.33       210,833.33    50,000,000.00
               21          15-Jul-07                0       210,833.33       210,833.33    50,000,000.00
               22          15-Aug-07                0       210,833.33       210,833.33    50,000,000.00
               23          15-Sep-07                0       210,833.33       210,833.33    50,000,000.00
               24          15-Oct-07                0       210,833.33       210,833.33    50,000,000.00
               25          15-Nov-07                0       210,833.33       210,833.33    50,000,000.00
               26          15-Dec-07                0       210,833.33       210,833.33    50,000,000.00
               27          15-Jan-08                0       210,833.33       210,833.33    50,000,000.00
               28          15-Feb-08                0       210,833.33       210,833.33    50,000,000.00
               29          15-Mar-08                0       210,833.33       210,833.33    50,000,000.00
               30          15-Apr-08                0       210,833.33       210,833.33    50,000,000.00
               31          15-May-08                0       210,833.33       210,833.33    50,000,000.00
               32          15-Jun-08                0       210,833.33       210,833.33    50,000,000.00
               33          15-Jul-08                0       210,833.33       210,833.33    50,000,000.00
               34          15-Aug-08                0       210,833.33       210,833.33    50,000,000.00
               35          15-Sep-08                0       210,833.33       210,833.33    50,000,000.00
               36          15-Oct-08                0       210,833.33       210,833.33    50,000,000.00
               37          15-Nov-08                0       210,833.33       210,833.33    50,000,000.00
               38          15-Dec-08                0       210,833.33       210,833.33    50,000,000.00
               39          15-Jan-09                0       210,833.33       210,833.33    50,000,000.00
               40          15-Feb-09                0       210,833.33       210,833.33    50,000,000.00
               41          15-Mar-09                0       210,833.33       210,833.33    50,000,000.00
               42          15-Apr-09                0       210,833.33       210,833.33    50,000,000.00
               43          15-May-09                0       210,833.33       210,833.33    50,000,000.00
               44          15-Jun-09                0       210,833.33       210,833.33    50,000,000.00
               45          15-Jul-09                0       210,833.33       210,833.33    50,000,000.00
               46          15-Aug-09                0       210,833.33       210,833.33    50,000,000.00
               47          15-Sep-09                0       210,833.33       210,833.33    50,000,000.00
               48          15-Oct-09                0       210,833.33       210,833.33    50,000,000.00
               49          15-Nov-09                0       210,833.33       210,833.33    50,000,000.00
               50          15-Dec-09                0       210,833.33       210,833.33    50,000,000.00
               51          15-Jan-10                0       210,833.33       210,833.33    50,000,000.00
               52          15-Feb-10                0       210,833.33       210,833.33    50,000,000.00
               53          15-Mar-10                0       210,833.33       210,833.33    50,000,000.00
               54          15-Apr-10                0       210,833.33       210,833.33    50,000,000.00
               55          15-May-10                0       210,833.33       210,833.33    50,000,000.00
               56          15-Jun-10                0       210,833.33       210,833.33    50,000,000.00
               57          15-Jul-10                0       210,833.33       210,833.33    50,000,000.00
               58          15-Aug-10                0       210,833.33       210,833.33    50,000,000.00
               59          15-Sep-10                0       210,833.33       210,833.33    50,000,000.00
               60          15-Oct-10                0       210,833.33       210,833.33    50,000,000.00
               61          15-Nov-10                0       210,833.33       210,833.33    50,000,000.00
               62          15-Dec-10                0       210,833.33       210,833.33    50,000,000.00
               63          15-Jan-11                0       210,833.33       210,833.33    50,000,000.00
               64          15-Feb-11                0       210,833.33       210,833.33    50,000,000.00
               65          15-Mar-11       514,199.71       214,298.60       728,498.32    49,485,800.29
               66          15-Apr-11     2,448,448.76       226,843.43     2,675,292.19    47,037,351.53
               67          15-May-11     2,422,508.47       215,142.17     2,637,650.64    44,614,843.06
               68          15-Jun-11     2,422,855.69       205,197.23     2,628,052.92    42,191,987.36
               69          15-Jul-11     2,395,782.18       193,624.85     2,589,407.02    39,796,205.19
               70          15-Aug-11     2,396,628.47       183,753.11     2,580,381.59    37,399,576.72
               71          15-Sep-11     2,384,016.41       173,120.06     2,557,136.47    35,015,560.31
               72          15-Oct-11     2,354,588.84       161,703.68     2,516,292.52    32,660,971.46
               73          15-Nov-11     2,356,786.25       151,963.21     2,508,749.45    30,304,185.22
               74          15-Dec-11     2,329,491.08       140,869.84     2,470,360.92    27,974,694.13
               75          15-Jan-12     2,332,204.41       131,199.96     2,463,404.38    25,642,489.72
               76          15-Feb-12     2,312,017.07       120,522.56     2,432,539.63    23,330,472.65
               77          15-Mar-12     2,265,583.97       109,145.41     2,374,729.38    21,064,888.69
               78          15-Apr-12     2,286,659.82       100,271.51     2,386,931.33    18,778,228.87
               79          15-May-12     2,256,756.57        89,318.11     2,346,074.69    16,521,472.30
               80          15-Jun-12     2,269,877.34        80,007.22     2,349,884.56    14,251,594.95
               81          15-Jul-12     2,355,084.84        69,846.76     2,424,931.60    11,896,510.12
               82          15-Aug-12    11,896,510.12        52,221.91    11,948,732.02                0

---------------------
4 CPR, 0 FOR 24
   THEN 2.2 CDR
---------------------

Period                      Date              Principal        Interest         Cash Flow        Balance
Total

                                              50,000,000.00    15,581,450.10    65,581,450.10
                   0             27-Oct-05                0                0                0    50,000,000.00
                   1             15-Nov-05                0       210,833.33       210,833.33    50,000,000.00
                   2             15-Dec-05                0       210,833.33       210,833.33    50,000,000.00
                   3             15-Jan-06                0       210,833.33       210,833.33    50,000,000.00
                   4             15-Feb-06                0       210,833.33       210,833.33    50,000,000.00
                   5             15-Mar-06                0       210,833.33       210,833.33    50,000,000.00
                   6             15-Apr-06                0       210,833.33       210,833.33    50,000,000.00
                   7             15-May-06                0       210,833.33       210,833.33    50,000,000.00
                   8             15-Jun-06                0       210,833.33       210,833.33    50,000,000.00
                   9             15-Jul-06                0       210,833.33       210,833.33    50,000,000.00
                  10             15-Aug-06                0       210,833.33       210,833.33    50,000,000.00
                  11             15-Sep-06                0       210,833.33       210,833.33    50,000,000.00
                  12             15-Oct-06                0       210,833.33       210,833.33    50,000,000.00
                  13             15-Nov-06                0       210,833.33       210,833.33    50,000,000.00
                  14             15-Dec-06                0       210,833.33       210,833.33    50,000,000.00
                  15             15-Jan-07                0       210,833.33       210,833.33    50,000,000.00
                  16             15-Feb-07                0       210,833.33       210,833.33    50,000,000.00
                  17             15-Mar-07                0       210,833.33       210,833.33    50,000,000.00
                  18             15-Apr-07                0       210,833.33       210,833.33    50,000,000.00
                  19             15-May-07                0       210,833.33       210,833.33    50,000,000.00
                  20             15-Jun-07                0       210,833.33       210,833.33    50,000,000.00
                  21             15-Jul-07                0       210,833.33       210,833.33    50,000,000.00
                  22             15-Aug-07                0       210,833.33       210,833.33    50,000,000.00
                  23             15-Sep-07                0       210,833.33       210,833.33    50,000,000.00
                  24             15-Oct-07                0       210,833.33       210,833.33    50,000,000.00
                  25             15-Nov-07                0       210,833.33       210,833.33    50,000,000.00
                  26             15-Dec-07                0       210,833.33       210,833.33    50,000,000.00
                  27             15-Jan-08                0       210,833.33       210,833.33    50,000,000.00
                  28             15-Feb-08                0       210,833.33       210,833.33    50,000,000.00
                  29             15-Mar-08                0       210,833.33       210,833.33    50,000,000.00
                  30             15-Apr-08                0       210,833.33       210,833.33    50,000,000.00
                  31             15-May-08                0       210,833.33       210,833.33    50,000,000.00
                  32             15-Jun-08                0       210,833.33       210,833.33    50,000,000.00
                  33             15-Jul-08                0       210,833.33       210,833.33    50,000,000.00
                  34             15-Aug-08                0       210,833.33       210,833.33    50,000,000.00
                  35             15-Sep-08                0       210,833.33       210,833.33    50,000,000.00
                  36             15-Oct-08                0       210,833.33       210,833.33    50,000,000.00
                  37             15-Nov-08                0       210,833.33       210,833.33    50,000,000.00
                  38             15-Dec-08                0       210,833.33       210,833.33    50,000,000.00
                  39             15-Jan-09                0       210,833.33       210,833.33    50,000,000.00
                  40             15-Feb-09                0       210,833.33       210,833.33    50,000,000.00
                  41             15-Mar-09                0       210,833.33       210,833.33    50,000,000.00
                  42             15-Apr-09                0       210,833.33       210,833.33    50,000,000.00
                  43             15-May-09                0       210,833.33       210,833.33    50,000,000.00
                  44             15-Jun-09                0       210,833.33       210,833.33    50,000,000.00
                  45             15-Jul-09                0       210,833.33       210,833.33    50,000,000.00
                  46             15-Aug-09                0       210,833.33       210,833.33    50,000,000.00
                  47             15-Sep-09                0       210,833.33       210,833.33    50,000,000.00
                  48             15-Oct-09                0       210,833.33       210,833.33    50,000,000.00
                  49             15-Nov-09                0       210,833.33       210,833.33    50,000,000.00
                  50             15-Dec-09                0       210,833.33       210,833.33    50,000,000.00
                  51             15-Jan-10                0       210,833.33       210,833.33    50,000,000.00
                  52             15-Feb-10                0       210,833.33       210,833.33    50,000,000.00
                  53             15-Mar-10                0       210,833.33       210,833.33    50,000,000.00
                  54             15-Apr-10                0       210,833.33       210,833.33    50,000,000.00
                  55             15-May-10                0       210,833.33       210,833.33    50,000,000.00
                  56             15-Jun-10                0       210,833.33       210,833.33    50,000,000.00
                  57             15-Jul-10                0       210,833.33       210,833.33    50,000,000.00
                  58             15-Aug-10                0       210,833.33       210,833.33    50,000,000.00
                  59             15-Sep-10                0       210,833.33       210,833.33    50,000,000.00
                  60             15-Oct-10                0       210,833.33       210,833.33    50,000,000.00
                  61             15-Nov-10                0       210,833.33       210,833.33    50,000,000.00
                  62             15-Dec-10                0       210,833.33       210,833.33    50,000,000.00
                  63             15-Jan-11                0       210,833.33       210,833.33    50,000,000.00
                  64             15-Feb-11                0       210,833.33       210,833.33    50,000,000.00
                  65             15-Mar-11       206,341.88       211,977.70       418,319.58    49,793,658.12
                  66             15-Apr-11     3,514,929.56       230,986.28     3,745,915.84    46,278,728.56
                  67             15-May-11     3,481,492.54       214,753.50     3,696,246.05    42,797,236.02
                  68             15-Jun-11     3,474,157.61       200,198.66     3,674,356.27    39,323,078.41
                  69             15-Jul-11     3,439,281.20       184,158.53     3,623,439.73    35,883,797.21
                  70             15-Aug-11     3,432,831.82       169,750.29     3,602,582.11    32,450,965.39
                  71             15-Sep-11     3,412,773.75       154,662.36     3,567,436.11    29,038,191.64
                  72             15-Oct-11     3,375,334.36       138,875.71     3,514,210.07    25,662,857.28
                  73             15-Nov-11     3,371,044.87       124,707.61     3,495,752.48    22,291,812.41
                  74             15-Dec-11     3,335,582.85       109,292.81     3,444,875.66    18,956,229.56
                  75             15-Jan-12     3,332,205.11        95,263.11     3,427,468.22    15,624,024.45
                  76             15-Feb-12     3,304,144.66        80,308.88     3,384,453.54    12,319,879.79
                  77             15-Mar-12     3,247,095.22        64,711.92     3,311,807.13     9,072,784.57
                  78             15-Apr-12     3,264,130.51        51,576.85     3,315,707.36     5,808,654.06
                  79             15-May-12     3,224,985.14        36,393.87     3,261,379.02     2,583,668.92
                  80             15-Jun-12     2,583,668.92        20,498.68     2,604,167.60                0

--------------------
4 CPR, 0 FOR 12
  THEN 1.6 CDR
--------------------

Period                    Date              Principal        Interest         Cash Flow        Balance
Total

                                            50,000,000.00    15,895,765.99    65,895,765.99

                  0            27-Oct-05                0                0                0    50,000,000.00
                  1            15-Nov-05                0       210,833.33       210,833.33    50,000,000.00
                  2            15-Dec-05                0       210,833.33       210,833.33    50,000,000.00
                  3            15-Jan-06                0       210,833.33       210,833.33    50,000,000.00
                  4            15-Feb-06                0       210,833.33       210,833.33    50,000,000.00
                  5            15-Mar-06                0       210,833.33       210,833.33    50,000,000.00
                  6            15-Apr-06                0       210,833.33       210,833.33    50,000,000.00
                  7            15-May-06                0       210,833.33       210,833.33    50,000,000.00
                  8            15-Jun-06                0       210,833.33       210,833.33    50,000,000.00
                  9            15-Jul-06                0       210,833.33       210,833.33    50,000,000.00
                 10            15-Aug-06                0       210,833.33       210,833.33    50,000,000.00
                 11            15-Sep-06                0       210,833.33       210,833.33    50,000,000.00
                 12            15-Oct-06                0       210,833.33       210,833.33    50,000,000.00
                 13            15-Nov-06                0       210,833.33       210,833.33    50,000,000.00
                 14            15-Dec-06                0       210,833.33       210,833.33    50,000,000.00
                 15            15-Jan-07                0       210,833.33       210,833.33    50,000,000.00
                 16            15-Feb-07                0       210,833.33       210,833.33    50,000,000.00
                 17            15-Mar-07                0       210,833.33       210,833.33    50,000,000.00
                 18            15-Apr-07                0       210,833.33       210,833.33    50,000,000.00
                 19            15-May-07                0       210,833.33       210,833.33    50,000,000.00
                 20            15-Jun-07                0       210,833.33       210,833.33    50,000,000.00
                 21            15-Jul-07                0       210,833.33       210,833.33    50,000,000.00
                 22            15-Aug-07                0       210,833.33       210,833.33    50,000,000.00
                 23            15-Sep-07                0       210,833.33       210,833.33    50,000,000.00
                 24            15-Oct-07                0       210,833.33       210,833.33    50,000,000.00
                 25            15-Nov-07                0       210,833.33       210,833.33    50,000,000.00
                 26            15-Dec-07                0       210,833.33       210,833.33    50,000,000.00
                 27            15-Jan-08                0       210,833.33       210,833.33    50,000,000.00
                 28            15-Feb-08                0       210,833.33       210,833.33    50,000,000.00
                 29            15-Mar-08                0       210,833.33       210,833.33    50,000,000.00
                 30            15-Apr-08                0       210,833.33       210,833.33    50,000,000.00
                 31            15-May-08                0       210,833.33       210,833.33    50,000,000.00
                 32            15-Jun-08                0       210,833.33       210,833.33    50,000,000.00
                 33            15-Jul-08                0       210,833.33       210,833.33    50,000,000.00
                 34            15-Aug-08                0       210,833.33       210,833.33    50,000,000.00
                 35            15-Sep-08                0       210,833.33       210,833.33    50,000,000.00
                 36            15-Oct-08                0       210,833.33       210,833.33    50,000,000.00
                 37            15-Nov-08                0       210,833.33       210,833.33    50,000,000.00
                 38            15-Dec-08                0       210,833.33       210,833.33    50,000,000.00
                 39            15-Jan-09                0       210,833.33       210,833.33    50,000,000.00
                 40            15-Feb-09                0       210,833.33       210,833.33    50,000,000.00
                 41            15-Mar-09                0       210,833.33       210,833.33    50,000,000.00
                 42            15-Apr-09                0       210,833.33       210,833.33    50,000,000.00
                 43            15-May-09                0       210,833.33       210,833.33    50,000,000.00
                 44            15-Jun-09                0       210,833.33       210,833.33    50,000,000.00
                 45            15-Jul-09                0       210,833.33       210,833.33    50,000,000.00
                 46            15-Aug-09                0       210,833.33       210,833.33    50,000,000.00
                 47            15-Sep-09                0       210,833.33       210,833.33    50,000,000.00
                 48            15-Oct-09                0       210,833.33       210,833.33    50,000,000.00
                 49            15-Nov-09                0       210,833.33       210,833.33    50,000,000.00
                 50            15-Dec-09                0       210,833.33       210,833.33    50,000,000.00
                 51            15-Jan-10                0       210,833.33       210,833.33    50,000,000.00
                 52            15-Feb-10                0       210,833.33       210,833.33    50,000,000.00
                 53            15-Mar-10                0       210,833.33       210,833.33    50,000,000.00
                 54            15-Apr-10                0       210,833.33       210,833.33    50,000,000.00
                 55            15-May-10                0       210,833.33       210,833.33    50,000,000.00
                 56            15-Jun-10                0       210,833.33       210,833.33    50,000,000.00
                 57            15-Jul-10                0       210,833.33       210,833.33    50,000,000.00
                 58            15-Aug-10                0       210,833.33       210,833.33    50,000,000.00
                 59            15-Sep-10                0       210,833.33       210,833.33    50,000,000.00
                 60            15-Oct-10                0       210,833.33       210,833.33    50,000,000.00
                 61            15-Nov-10                0       210,833.33       210,833.33    50,000,000.00
                 62            15-Dec-10                0       210,833.33       210,833.33    50,000,000.00
                 63            15-Jan-11                0       210,833.33       210,833.33    50,000,000.00
                 64            15-Feb-11                0       210,833.33       210,833.33    50,000,000.00
                 65            15-Mar-11       725,459.11       215,366.21       940,825.32    49,274,540.89
                 66            15-Apr-11     2,838,730.03       227,143.44     3,065,873.46    46,435,810.86
                 67            15-May-11     2,810,195.05       213,777.07     3,023,972.12    43,625,615.81
                 68            15-Jun-11     2,807,961.69       202,143.75     3,010,105.44    40,817,654.12
                 69            15-Jul-11     2,778,174.73       188,927.87     2,967,102.60    38,039,479.39
                 70            15-Aug-11     2,776,578.06       177,393.02     2,953,971.08    35,262,901.33
                 71            15-Sep-11     2,761,423.98       165,122.80     2,926,546.78    32,501,477.35
                 72            15-Oct-11     2,729,193.89       152,095.85     2,881,289.74    29,772,283.46
                 73            15-Nov-11     2,729,241.04       140,729.92     2,869,970.96    27,043,042.42
                 74            15-Dec-11     2,699,090.93       128,043.06     2,827,133.98    24,343,951.49
                 75            15-Jan-12     2,699,795.58       116,770.95     2,816,566.53    21,644,155.91
                 76            15-Feb-12     2,676,875.24       104,516.19     2,781,391.43    18,967,280.67
                 77            15-Mar-12     2,626,630.08        91,577.02     2,718,207.10    16,340,650.59
                 78            15-Apr-12     2,646,495.07        81,138.79     2,727,633.87    13,694,155.52
                 79            15-May-12     2,613,327.30        68,619.30     2,681,946.60    11,080,828.21
                 80            15-Jun-12     2,624,681.38        57,772.05     2,682,453.43     8,456,146.83
                 81            15-Jul-12     2,705,943.16        46,060.13     2,752,003.30     5,750,203.67
                 82            15-Aug-12     5,750,203.67        25,235.22     5,775,438.89                0

WBCMT 2005-C21

                                              [WACHOVIA SECURITIES LOGO OMITTED]

CLASS A-M

----------------------------------------------------------------------------------------------------------------------------
                                               +100 RATE         +200 RATE           +300 RATE               -100 RATE
   YIELD FOR CLASS A-M        0 CPY, 0 CDR        SHOCK            SHOCK                SHOCK                  SHOCK
----------------------------------------------------------------------------------------------------------------------------

               Base Yield        Price              Price              Price               Price               Price
         5.3185                  99.924             92.724            86.158              80.164              107.823

                      WAL        9.883              9.883              9.883               9.883               9.883
                 MOD DURN        7.515              7.381              7.246               7.109               7.647
           PAYMENT WINDOW    Nov05 - Sep15      Nov05 - Sep15      Nov05 - Sep15       Nov05 - Sep15       Nov05 - Sep15

                      2YR                4.260            5.260               6.260               7.260               3.260
                      5YR                4.347            5.347               6.347               7.347               3.347
                    10 YR                4.489            5.489               6.489               7.489               3.489

            LOSS SEVERITY                   NA               NA                  NA                  NA                  NA
        SERVICER ADVANCES                   NA               NA                  NA                  NA                  NA
          LIQUIDATION LAG                   NA               NA                  NA                  NA                  NA
      OPTIONAL REDEMPTION              Call (N)         Call (N)            Call (N)            Call (N)            Call (N)
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
     -200 RATE         -300 RATE         -400 RATE
       SHOCK             SHOCK             SHOCK
--------------------------------------------------------

       Price              Price             Price
      116.499            126.034           136.521

       9.883              9.883             9.883
       7.777              7.906             8.033
   Nov05 - Sep15      Nov05 - Sep15     Nov05 - Sep15

              2.260              1.260            0.260
              2.347              1.347            0.347
              2.489              1.489            0.489

                 NA                 NA               NA
                 NA                 NA               NA
                 NA                 NA               NA
            Call (N)           Call (N)         Call (N)
--------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These
Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C21

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
These Computational Materials are furnished to you solely by Wachovia
Securities, Inc., Nomura Securites, Co., Citigroup Global Markets Inc., Credit
Suisse First Boston, Deutsche Bank Securities, or Goldman, Sachs & Co.
(collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These
Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the
Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the
Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the
Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
--------------------------------------------------------------------------------

WBCMT 2005-C21                                [WACHOVIA SECURITIES LOGO OMITTED]
CLASS A-M CASH FLOWS

Principal         Interest          Cash Flow         Balance
325,017,000.00    170,188,713.69    495,205,713.69

             0                 0                 0         325,017,000.00
             0      1,428,424.91      1,428,424.91         325,017,000.00
             0      1,405,261.31      1,405,261.31         325,017,000.00
             0      1,405,257.77      1,405,257.77         325,017,000.00
             0      1,405,254.59      1,405,254.59         325,017,000.00
             0      1,405,288.30      1,405,288.30         325,017,000.00
             0      1,452,348.90      1,452,348.90         325,017,000.00
             0      1,405,243.75      1,405,243.75         325,017,000.00
             0      1,452,341.67      1,452,341.67         325,017,000.00
             0      1,405,236.71      1,405,236.71         325,017,000.00
             0      1,452,334.36      1,452,334.36         325,017,000.00
             0      1,452,330.77      1,452,330.77         325,017,000.00
             0      1,405,225.78      1,405,225.78         325,017,000.00
             0      1,452,322.00      1,452,322.00         325,017,000.00
             0      1,405,215.47      1,405,215.47         325,017,000.00
             0      1,405,209.19      1,405,209.19         325,017,000.00
             0      1,405,203.57      1,405,203.57         325,017,000.00
             0      1,405,247.16      1,405,247.16         325,017,000.00
             0      1,452,290.13      1,452,290.13         325,017,000.00
             0      1,405,184.44      1,405,184.44         325,017,000.00
             0      1,452,277.55      1,452,277.55         325,017,000.00
             0      1,405,172.19      1,405,172.19         325,017,000.00
             0      1,452,264.82      1,452,264.82         325,017,000.00
             0      1,452,258.75      1,452,258.75         325,017,000.00
             0      1,405,154.77      1,405,154.77         325,017,000.00
             0      1,452,247.62      1,452,247.62         325,017,000.00
             0      1,405,144.29      1,405,144.29         325,017,000.00
             0      1,452,237.25      1,452,237.25         325,017,000.00
             0      1,405,134.21      1,405,134.21         325,017,000.00
             0      1,405,149.58      1,405,149.58         325,017,000.00
             0      1,452,221.20      1,452,221.20         325,017,000.00
             0      1,405,118.56      1,405,118.56         325,017,000.00
             0      1,452,210.39      1,452,210.39         325,017,000.00
             0      1,405,108.04      1,405,108.04         325,017,000.00
             0      1,452,200.80      1,452,200.80         325,017,000.00
             0      1,452,196.77      1,452,196.77         325,017,000.00
             0      1,405,096.48      1,405,096.48         325,017,000.00
             0      1,452,186.56      1,452,186.56         325,017,000.00
             0      1,405,083.08      1,405,083.08         325,017,000.00
             0      1,405,075.23      1,405,075.23         325,017,000.00
             0      1,405,068.19      1,405,068.19         325,017,000.00
             0      1,405,147.36      1,405,147.36         325,017,000.00
             0      1,452,146.60      1,452,146.60         325,017,000.00
             0      1,405,044.19      1,405,044.19         325,017,000.00
             0      1,452,130.78      1,452,130.78         325,017,000.00
             0      1,405,028.79      1,405,028.79         325,017,000.00
             0      1,452,114.76      1,452,114.76         325,017,000.00
             0      1,452,107.11      1,452,107.11         325,017,000.00
             0      1,405,005.75      1,405,005.75         325,017,000.00
             0      1,452,090.75      1,452,090.75         325,017,000.00
             0      1,404,989.73      1,404,989.73         325,017,000.00
             0      1,404,981.16      1,404,981.16         325,017,000.00
             0      1,404,973.41      1,404,973.41         325,017,000.00
             0      1,405,060.07      1,405,060.07         325,017,000.00
             0      1,452,047.06      1,452,047.06         325,017,000.00
             0      1,404,947.21      1,404,947.21         325,017,000.00
             0      1,452,029.72      1,452,029.72         325,017,000.00
             0      1,405,001.70      1,405,001.70         325,017,000.00
             0      1,456,313.15      1,456,313.15         325,017,000.00
             0      1,455,896.34      1,455,896.34         325,017,000.00
          0.00      1,407,392.10      1,407,392.10         325,017,000.00
          0.00      1,456,415.20      1,456,415.20         325,017,000.00
          0.00      1,409,167.96      1,409,167.96         325,017,000.00
          0.00      1,409,152.62      1,409,152.62         325,017,000.00
          0.00      1,409,138.88      1,409,138.88         325,017,000.00
          0.00      1,409,269.00      1,409,269.00         325,017,000.00
          0.00      1,456,337.16      1,456,337.16         325,017,000.00
          0.00      1,409,091.91      1,409,091.91         325,017,000.00
          0.00      1,456,306.20      1,456,306.20         325,017,000.00
          0.00      1,409,061.74      1,409,061.74         325,017,000.00
          0.00      1,456,274.96      1,456,274.96         325,017,000.00
          0.00      1,456,260.13      1,456,260.13         325,017,000.00
          0.00      1,409,017.00      1,409,017.00         325,017,000.00
          0.00      1,456,230.21      1,456,230.21         325,017,000.00
          0.00      1,408,989.41      1,408,989.41         325,017,000.00
          0.00      1,456,201.49      1,456,201.49         325,017,000.00
          0.00      1,408,961.41      1,408,961.41         325,017,000.00
          0.00      1,409,001.77      1,409,001.77         325,017,000.00
          0.00      1,456,153.95      1,456,153.95         325,017,000.00
          0.00      1,408,913.86      1,408,913.86         325,017,000.00
          0.00      1,456,121.39      1,456,121.39         325,017,000.00
          0.00      1,408,882.12      1,408,882.12         325,017,000.00
             0      1,456,088.34      1,456,088.34         325,017,000.00
          0.00      1,464,213.81      1,464,213.81         325,017,000.00
          0.00      1,417,037.20      1,417,037.20         325,017,000.00
          0.00      1,465,093.77      1,465,093.77         325,017,000.00
          0.00      1,417,582.01      1,417,582.01         325,017,000.00
          0.00      1,417,573.92      1,417,573.92         325,017,000.00
          0.00      1,417,566.72      1,417,566.72         325,017,000.00
          0.00      1,417,745.42      1,417,745.42         325,017,000.00
          0.00      1,465,052.65      1,465,052.65         325,017,000.00
          0.00      1,417,541.86      1,417,541.86         325,017,000.00
          0.00      1,465,036.28      1,465,036.28         325,017,000.00
          0.00      1,417,525.89      1,417,525.89         325,017,000.00
          0.00      1,465,019.63      1,465,019.63         325,017,000.00
          0.00      1,465,011.69      1,465,011.69         325,017,000.00
          0.00      1,417,501.87      1,417,501.87         325,017,000.00
          0.00      1,464,994.61      1,464,994.61         325,017,000.00
          0.00      1,417,485.20      1,417,485.20         325,017,000.00
          0.00      1,417,476.28      1,417,476.28         325,017,000.00
          0.00      1,417,468.24      1,417,468.24         325,017,000.00
          0.00      1,417,660.46      1,417,660.46         325,017,000.00
          0.00      1,464,949.14      1,464,949.14         325,017,000.00
          0.00      1,417,440.80      1,417,440.80         325,017,000.00
          0.00      1,464,930.97      1,464,930.97         325,017,000.00
          0.00      1,417,423.07      1,417,423.07         325,017,000.00
          0.00      1,464,912.76      1,464,912.76         325,017,000.00
          0.00      1,464,904.16      1,464,904.16         325,017,000.00
          0.00      1,417,397.14      1,417,397.14         325,017,000.00
          0.00      1,464,885.74      1,464,885.74         325,017,000.00
          0.00      1,417,379.16      1,417,379.16         325,017,000.00
          0.00      1,417,369.57      1,417,369.57         325,017,000.00
          0.00      1,417,360.85      1,417,360.85         325,017,000.00
          0.00      1,417,569.02      1,417,569.02         325,017,000.00
          0.00      1,464,836.76      1,464,836.76         325,017,000.00
          0.00      1,417,027.72      1,417,027.72         325,017,000.00
          0.00      1,464,461.85      1,464,461.85         325,017,000.00
          0.00      1,411,899.92      1,411,899.92         325,017,000.00
          0.00      1,461,109.08      1,461,109.08         325,017,000.00
325,017,000.00      1,468,956.87    326,485,956.87                   0.00

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These
Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C21

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
These Computational Materials are furnished to you solely by Wachovia
Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs &
Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange
Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These
Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the
Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the
Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the
Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------

WBCMT 2005-C21                                [WACHOVIA SECURITIES LOGO OMITTED]
CLASS A-3 AND A-M CASH FLOWS

A-3

Principal             Interest          Cash Flow            Balance
     183,113,000.00     66,451,471.06     249,564,471.06

                  0                 0                  0       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.89         808,443.89       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.89         808,443.89       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
                  0        808,443.89         808,443.89       183,113,000.00
                  0        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
               0.00        808,443.90         808,443.90       183,113,000.00
     147,083,177.56        808,443.90     147,891,621.45        36,029,822.44
      36,029,822.44        159,071.67      36,188,894.11                 0.00

A-M

Principal          Interest           Cash Flow         Balance
    325,017,000.00     170,188,713.69    495,205,713.69

                 0                  0                 0         325,017,000.00
                 0       1,428,424.91      1,428,424.91         325,017,000.00
                 0       1,405,261.31      1,405,261.31         325,017,000.00
                 0       1,405,257.77      1,405,257.77         325,017,000.00
                 0       1,405,254.59      1,405,254.59         325,017,000.00
                 0       1,405,288.30      1,405,288.30         325,017,000.00
                 0       1,452,348.90      1,452,348.90         325,017,000.00
                 0       1,405,243.75      1,405,243.75         325,017,000.00
                 0       1,452,341.67      1,452,341.67         325,017,000.00
                 0       1,405,236.71      1,405,236.71         325,017,000.00
                 0       1,452,334.36      1,452,334.36         325,017,000.00
                 0       1,452,330.77      1,452,330.77         325,017,000.00
                 0       1,405,225.78      1,405,225.78         325,017,000.00
                 0       1,452,322.00      1,452,322.00         325,017,000.00
                 0       1,405,215.47      1,405,215.47         325,017,000.00
                 0       1,405,209.19      1,405,209.19         325,017,000.00
                 0       1,405,203.57      1,405,203.57         325,017,000.00
                 0       1,405,247.16      1,405,247.16         325,017,000.00
                 0       1,452,290.13      1,452,290.13         325,017,000.00
                 0       1,405,184.44      1,405,184.44         325,017,000.00
                 0       1,452,277.55      1,452,277.55         325,017,000.00
                 0       1,405,172.19      1,405,172.19         325,017,000.00
                 0       1,452,264.82      1,452,264.82         325,017,000.00
                 0       1,452,258.75      1,452,258.75         325,017,000.00
                 0       1,405,154.77      1,405,154.77         325,017,000.00
                 0       1,452,247.62      1,452,247.62         325,017,000.00
                 0       1,405,144.29      1,405,144.29         325,017,000.00
                 0       1,452,237.25      1,452,237.25         325,017,000.00
                 0       1,405,134.21      1,405,134.21         325,017,000.00
                 0       1,405,149.58      1,405,149.58         325,017,000.00
                 0       1,452,221.20      1,452,221.20         325,017,000.00
                 0       1,405,118.56      1,405,118.56         325,017,000.00
                 0       1,452,210.39      1,452,210.39         325,017,000.00
                 0       1,405,108.04      1,405,108.04         325,017,000.00
                 0       1,452,200.80      1,452,200.80         325,017,000.00
                 0       1,452,196.77      1,452,196.77         325,017,000.00
                 0       1,405,096.48      1,405,096.48         325,017,000.00
                 0       1,452,186.56      1,452,186.56         325,017,000.00
                 0       1,405,083.08      1,405,083.08         325,017,000.00
                 0       1,405,075.23      1,405,075.23         325,017,000.00
                 0       1,405,068.19      1,405,068.19         325,017,000.00
                 0       1,405,147.36      1,405,147.36         325,017,000.00
                 0       1,452,146.60      1,452,146.60         325,017,000.00
                 0       1,405,044.19      1,405,044.19         325,017,000.00
                 0       1,452,130.78      1,452,130.78         325,017,000.00
                 0       1,405,028.79      1,405,028.79         325,017,000.00
                 0       1,452,114.76      1,452,114.76         325,017,000.00
                 0       1,452,107.11      1,452,107.11         325,017,000.00
                 0       1,405,005.75      1,405,005.75         325,017,000.00
                 0       1,452,090.75      1,452,090.75         325,017,000.00
                 0       1,404,989.73      1,404,989.73         325,017,000.00
                 0       1,404,981.16      1,404,981.16         325,017,000.00
                 0       1,404,973.41      1,404,973.41         325,017,000.00
                 0       1,405,060.07      1,405,060.07         325,017,000.00
                 0       1,452,047.06      1,452,047.06         325,017,000.00
                 0       1,404,947.21      1,404,947.21         325,017,000.00
                 0       1,452,029.72      1,452,029.72         325,017,000.00
                 0       1,405,001.70      1,405,001.70         325,017,000.00
                 0       1,456,313.15      1,456,313.15         325,017,000.00
                 0       1,455,896.34      1,455,896.34         325,017,000.00
              0.00       1,407,392.10      1,407,392.10         325,017,000.00
              0.00       1,456,415.20      1,456,415.20         325,017,000.00
              0.00       1,409,167.96      1,409,167.96         325,017,000.00
              0.00       1,409,152.62      1,409,152.62         325,017,000.00
              0.00       1,409,138.88      1,409,138.88         325,017,000.00
              0.00       1,409,269.00      1,409,269.00         325,017,000.00
              0.00       1,456,337.16      1,456,337.16         325,017,000.00
              0.00       1,409,091.91      1,409,091.91         325,017,000.00
              0.00       1,456,306.20      1,456,306.20         325,017,000.00
              0.00       1,409,061.74      1,409,061.74         325,017,000.00
              0.00       1,456,274.96      1,456,274.96         325,017,000.00
              0.00       1,456,260.13      1,456,260.13         325,017,000.00
              0.00       1,409,017.00      1,409,017.00         325,017,000.00
              0.00       1,456,230.21      1,456,230.21         325,017,000.00
              0.00       1,408,989.41      1,408,989.41         325,017,000.00
              0.00       1,456,201.49      1,456,201.49         325,017,000.00
              0.00       1,408,961.41      1,408,961.41         325,017,000.00
              0.00       1,409,001.77      1,409,001.77         325,017,000.00
              0.00       1,456,153.95      1,456,153.95         325,017,000.00
              0.00       1,408,913.86      1,408,913.86         325,017,000.00
              0.00       1,456,121.39      1,456,121.39         325,017,000.00
              0.00       1,408,882.12      1,408,882.12         325,017,000.00
                 0       1,456,088.34      1,456,088.34         325,017,000.00
              0.00       1,464,213.81      1,464,213.81         325,017,000.00
              0.00       1,417,037.20      1,417,037.20         325,017,000.00
              0.00       1,465,093.77      1,465,093.77         325,017,000.00
              0.00       1,417,582.01      1,417,582.01         325,017,000.00
              0.00       1,417,573.92      1,417,573.92         325,017,000.00
              0.00       1,417,566.72      1,417,566.72         325,017,000.00
              0.00       1,417,745.42      1,417,745.42         325,017,000.00
              0.00       1,465,052.65      1,465,052.65         325,017,000.00
              0.00       1,417,541.86      1,417,541.86         325,017,000.00
              0.00       1,465,036.28      1,465,036.28         325,017,000.00
              0.00       1,417,525.89      1,417,525.89         325,017,000.00
              0.00       1,465,019.63      1,465,019.63         325,017,000.00
              0.00       1,465,011.69      1,465,011.69         325,017,000.00
              0.00       1,417,501.87      1,417,501.87         325,017,000.00
              0.00       1,464,994.61      1,464,994.61         325,017,000.00
              0.00       1,417,485.20      1,417,485.20         325,017,000.00
              0.00       1,417,476.28      1,417,476.28         325,017,000.00
              0.00       1,417,468.24      1,417,468.24         325,017,000.00
              0.00       1,417,660.46      1,417,660.46         325,017,000.00
              0.00       1,464,949.14      1,464,949.14         325,017,000.00
              0.00       1,417,440.80      1,417,440.80         325,017,000.00
              0.00       1,464,930.97      1,464,930.97         325,017,000.00
              0.00       1,417,423.07      1,417,423.07         325,017,000.00
              0.00       1,464,912.76      1,464,912.76         325,017,000.00
              0.00       1,464,904.16      1,464,904.16         325,017,000.00
              0.00       1,417,397.14      1,417,397.14         325,017,000.00
              0.00       1,464,885.74      1,464,885.74         325,017,000.00
              0.00       1,417,379.16      1,417,379.16         325,017,000.00
              0.00       1,417,369.57      1,417,369.57         325,017,000.00
              0.00       1,417,360.85      1,417,360.85         325,017,000.00
              0.00       1,417,569.02      1,417,569.02         325,017,000.00
              0.00       1,464,836.76      1,464,836.76         325,017,000.00
              0.00       1,417,027.72      1,417,027.72         325,017,000.00
              0.00       1,464,461.85      1,464,461.85         325,017,000.00
              0.00       1,411,899.92      1,411,899.92         325,017,000.00
              0.00       1,461,109.08      1,461,109.08         325,017,000.00
    325,017,000.00       1,468,956.87    326,485,956.87                   0.00

--------------------------------------------------------------------------------
nvestors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These
Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C21

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
These Computational Materials are furnished to you solely by Wachovia
Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs &
Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange
Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These
Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the
Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the
Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the
Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------

WBCMT 2005-C21
CLASSES A-2C

                                             -------------------------------------------------------------------------------
CLASS A-2C                                                                  BALLOON EXTENSION SCENARIOS
----------------------------------------------------------------------------------------------------------------------------

                                                 0 CPY, 30%            0 CPY, 50%          0 CPY, 30%         0 CPY, 50%
                                               BALLOON EXTEND        BALLOON EXTEND      BALLOON EXTEND     BALLOON EXTEND
          PRICE             0 CPY, NO EXT.      FOR 12 MONTHS         FOR 12 MONTHS       FOR 24 MONTHS      FOR 24 MONTHS
----------------------------------------------------------------------------------------------------------------------------

                                 Yield             Yield              Yield             Yield              Yield
         100.4970                4.88               4.90              4.90               4.92               4.92
                                Spread             Spread            Spread             Spread             Spread
                                  30                 29                29                 28                 28

WAL                                     4.95               5.81              5.87              6.76               6.81
MOD DURN                                4.28               4.93              4.98               5.61               5.64
PRINCIPAL WINDOW               Sep10 - Oct10     Dec10 to Oct11    Aug11 to Oct11     Dec10 to Aug12     Aug12 to Sep12

           2YR                         4.107              4.107             4.107              4.107              4.107
           5YR                         4.124              4.124             4.124              4.124              4.124
          10 YR                        4.267              4.267             4.267              4.267              4.267

             LOSS SEVERITY                NA                 NA                NA                 NA                 NA
         SERVICER ADVANCES                NA                 NA                NA                 NA                 NA
           LIQUIDATION LAG                NA                 NA                NA                 NA                 NA
       OPTIONAL REDEMPTION           Call (N)           Call (N)          Call (N)           Call (N)           Call (N)
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                        DEFAULT SCENARIOS                   PREPAYMENT SCENARIO
------------------------------------------------------------------------------------

     0 CPY, 0 CDR         0 CPY, 0 CDR       0 CPY, 0 CDR
    FOR 24 MNTHS,         FOR 24 MNTHS,      FOR 24 MNTHS,
      THEN 1 CDR           THEN 2 CDR         THEN 3 CDR         100% CPY
------------------------------------------------------------------------------------

      Yield              Yield              Yield                  Yield
       4.88               4.87              4.86                   4.86
      Spread             Spread            Spread                 Spread
        30                 29                29                     29

              4.83               4.67              4.50                 4.42
              4.19               4.07              3.93                 3.88
     Sep09 - Oct10      May09 - Oct10     Apr09 - Oct10        Sep09 - Apr10

             4.107              4.107             4.107                4.107
             4.124              4.124             4.124                4.124
             4.267              4.267             4.267                4.267

               35%                35%               35%                   NA
              100%               100%              100%                   NA
                12                 12                12                   NA
           Call (N)           Call (N)          Call (N)             Call (N)
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These
Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C21

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
These Computational Materials are furnished to you solely by Wachovia
Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs &
Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange
Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These
Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the
Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the
Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the
Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------

WBCMT 2005-C21                                [WACHOVIA SECURITIES LOGO OMITTED]
CLASSES A-4

                                             ------------------------------------------------------------------------
CLASS A-4                                                              DEFAULT SCENARIOS
---------------------------------------------------------------------------------------------------------------------
          Price             0 CPY, No Ext.     0 CPY, 100 CDR***        0 CPY, 18.1 CDR          0 CPY, 12 CDR
---------------------------------------------------------------------------------------------------------------------

                                 Yield               Yield                   Yield                   Yield
         100.4946                5.01                 4.42                   4.98                     4.99

WAL                              9.76                 1.05                   6.98                     8.58
MOD DURN                         7.53                 1.00                   5.69                     6.76
PRINCIPAL WINDOW             Jun15 - Aug15       Nov06 - Nov06           Jul10 - Nov15           Jan11 - Nov15
PRINCIPAL WRITEDOWN          0.00 (0.00%)         0.00 (0.00%)       1,145,745.37 (0.13%)     1,549,895.03 (0.17%)

           2YR                   4.11                 4.11                   4.11                     4.11
           5YR                   4.12                 4.12                   4.12                     4.12
          10 YR                  4.27                 4.27                   4.27                     4.27

             LOSS SEVERITY                NA                    30%                     40%                      50%
         SERVICER ADVANCES                NA                   100%                    100%                     100%
           LIQUIDATION LAG                NA                     12                      12                       12
       OPTIONAL REDEMPTION           Call (N)               Call (N)                Call (N)                 Call (N)
---------------------------------------------------------------------------------------------------------------------

*** PLEASE NOTE THAT THERE IS NO WRITEDOWN THAT IOOCCURS UNDER THE 0 CPY,
    100 CDR @ 30% SEVERITY

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These
Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C21

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
These Computational Materials are furnished to you solely by Wachovia
Securities, Inc., Nomura Securites, Co., Citigroup Global Markets Inc., Credit
Suisse First Boston, Deutsche Bank Securities, or Goldman, Sachs & Co.
(collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These
Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the
Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the
Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the
Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------

WBCMT 2005-C21
CLASSES A-PB

                                             ------------------------------------------------------------------------------
CLASS A-PB                                       BALLOON EXTENSION SCENARIOS
---------------------------------------------------------------------------------------------------------------------------

                                               0 CPY, 30%            0 CPY, 50%           0 CPY, 30%          0 CPY, 50%
                                             BALLOON EXTEND        BALLOON EXTEND       BALLOON EXTEND      BALLOON EXTEND
          PRICE             0 CPY, NO EXT.    FOR 12 MONTHS         FOR 12 MONTHS        FOR 24 MONTHS       FOR 24 MONTHS
---------------------------------------------------------------------------------------------------------------------------

                                 Yield             Yield              Yield             Yield              Yield
         100.4944                4.95               4.95              4.95               4.95               4.95
                                Spread             Spread            Spread             Spread             Spread
                                  29                 29                29                 29                 29

WAL                                     7.46               7.46              7.46              7.46               7.46
MOD DURN                                6.06               6.06              6.06               6.06               6.06
PRINCIPAL WINDOW               Oct10 - Jun15     Oct10 to Jun15    Oct10 to Jun15     Oct10 to Jun15     Oct10 to Jun15

           2YR                         4.107              4.107             4.107              4.107              4.107
           5YR                         4.124              4.124             4.124              4.124              4.124
          10 YR                        4.267              4.267             4.267              4.267              4.267

             LOSS SEVERITY                NA                 NA                NA                 NA                 NA
         SERVICER ADVANCES                NA                 NA                NA                 NA                 NA
           LIQUIDATION LAG                NA                 NA                NA                 NA                 NA
       OPTIONAL REDEMPTION           Call (N)           Call (N)          Call (N)           Call (N)           Call (N)
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                DEFAULT SCENARIOS                    PREPAYMENT SCENARIO
-------------------------------------------------------------------------------
  0 CPY, 0 CDR     0 CPY, 0 CDR     0 CPY, 0 CDR
  FOR 24 MNTHS,    FOR 24 MNTHS,    FOR 24 MNTHS,
   THEN 1 CDR       THEN 2 CDR        THEN 3 CDR             100% CPY
-------------------------------------------------------------------------------

   Yield             Yield             Yield                  Yield
   4.94              4.94              4.93                   4.95
  Spread            Spread            Spread                 Spread
    30                30                31                     29

          6.77              6.54             6.50                  7.44
          5.60              5.44              5.42                 6.05
 Oct10 - Dec13     Oct10 - Dec12     Oct10 - Sep12        Oct10 - Feb15

         4.107             4.107             4.107                4.107
         4.124             4.124             4.124                4.124
         4.267             4.267             4.267                4.267

           35%               35%               35%                   NA
          100%              100%              100%                   NA
            12                12                12                   NA
       Call (N)          Call (N)          Call (N)             Call (N)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These
Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C21

                              ANNEX A-1
                              ---------

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

                      LOAN
   MORTGAGE          GROUP
  LOAN NUMBER        NUMBER               PROPERTY NAME                  ADDRESS
------------------------------------------------------------------------------------------------------------

        27             2      Fath - Fairfield Pointe                    2400 Albemarle Drive
        53             2      Fath - Boulders                            6337 Duck Creek Drive
        89             2      Fath - Princeton Court                     6121 Melody Lane
       115             2      Fath - Canyon Creek                        10951 Stone Canyon Road
       141             2      Fath - Gateway                             782 Gatewood Drive
       163             2      Fath - Viewpoint                           10602 Stone Canyon Road
       179             2      Fath - Woodbridge                          10702 Stone Canyon Road

   MORTGAGE                                     CROSS COLLATERALIZED AND CROSS     MORTGAGE         GENERAL          SPECIFIC
  LOAN NUMBER   CITY         STATE   ZIP CODE        DEFAULTED LOAN FLAG          LOAN SELLER    PROPERTY TYPE    PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------

        27      Fairfield     OH       45014            Fath Portfolio              Nomura        Multifamily      Conventional
        53      Garland       TX       75043            Fath Portfolio              Nomura        Multifamily      Conventional
        89      Dallas        TX       75231            Fath Portfolio              Nomura        Multifamily      Conventional
       115      Dallas        TX       75230            Fath Portfolio              Nomura        Multifamily      Conventional
       141      Garland       TX       75043            Fath Portfolio              Nomura        Multifamily      Conventional
       163      Dallas        TX       75230            Fath Portfolio              Nomura        Multifamily      Conventional
       179      Dallas        TX       75230            Fath Portfolio              Nomura        Multifamily      Conventional

                                                  % OF
                                               AGGREGATE   % OF AGGREGATE  % OF AGGREGATE                                   MATURITY
 MORTGAGE   ORIGINAL LOAN  CUT-OFF DATE LOAN CUT-OFF DATE   CUT-OFF DATE    CUT-OFF DATE                                    DATE OR
LOAN NUMBER   BALANCE ($)      BALANCE ($)      BALANCE    GROUP 1 BALANCE GROUP 2 BALANCE ORIGINATION DATE FIRST PAY DATE     ARD
------------------------------------------------------------------------------------------------------------------------------------

      27     30,080,000.00    30,080,000.00       0.92%                          7.69%          09/28/05        11/11/05    10/11/12
      53     12,359,000.00    12,359,000.00       0.38%                          3.16%          09/28/05        11/11/05    10/11/12
      89     6,981,000.00     6,981,000.00        0.21%                          1.78%          09/28/05        11/11/05    10/11/12
     115     4,640,000.00     4,640,000.00        0.14%                          1.19%          09/28/05        11/11/05    10/11/12
     141     3,717,000.00     3,717,000.00        0.11%                          0.95%          09/28/05        11/11/05    10/11/12
     163     3,048,000.00     3,048,000.00        0.09%                          0.78%          09/28/05        11/11/05    10/11/12
     179     2,691,000.00     2,691,000.00        0.08%                          0.69%          09/28/05        11/11/05    10/11/12

                                                               INTEREST     ORIGINAL   REMAINING                   ORIGINAL
                                    LOAN        INTEREST        ACCURAL      TERM TO     TERM TO        REMAINING    AMORT
   MORTGAGE      MORTGAGE      ADMINISTRATIVE   ACCRUAL         METHOD      MATURITY   MATURITY OR     IO PERIOD     TERM
  LOAN NUMBER      RATE           COST RATE      METHOD        DURING IO     OR ARD     ARD (MOS.)         (MOS.)     (MOS.)
--------------------------------------------------------------------------------------------------------------------------------

        27        5.2000%         0.06730%    Actual/360      Actual/360       84           84              24        360
        53        5.2000%         0.06730%    Actual/360      Actual/360       84           84              24        360
        89        5.2000%         0.06730%    Actual/360      Actual/360       84           84              24        360
       115        5.2000%         0.06730%    Actual/360      Actual/360       84           84              24        360
       141        5.2000%         0.06730%    Actual/360      Actual/360       84           84              24        360
       163        5.2000%         0.06730%    Actual/360      Actual/360       84           84              24        360
       179        5.2000%         0.06730%    Actual/360      Actual/360       84           84              24        360

                    REMAINING                       MATURITY DATE                                                          MORTGAGE
   MORTGAGE       AMORT TERM     MONTHLY P&I        OR ARD BALLOON         ARD                                APPRAISED      LOAN
  LOAN NUMBER       (MOS.)       PAYMENTS ($)        BALANCE ($)           LOAN    PREPAYMENT PROVISIONS      VALUE ($)     NUMBER
------------------------------------------------------------------------------------------------------------------------------------

        27           360          165,172.55        27,828,704.76           N      L(24),D(57),O(3)          37,600,000       27
        53           360          67,864.61         11,434,008.05           N      L(24),D(57),O(3)          15,700,000       53
        89           360          38,333.43          6,458,516.93           N      L(24),D(57),O(3)          8,900,000        89
       115           360          25,478.74          4,292,725.73           N      L(24),D(57),O(3)          7,000,000        115
       141           360          20,410.45          3,438,806.37           N      L(24),D(57),O(3)          5,100,000        141
       163           360          16,736.91          2,819,876.73           N      L(24),D(57),O(3)          3,900,000        163
       179           360          14,776.57          2,489,595.89           N      L(24),D(57),O(3)          3,700,000        179

See "DESCRIPTION OF THE MORTGAGED POOL - Additional Mortgage Loan Information"
in the prospectus supplement.

                                                          LTV
     MORTGAGE                              CUT-OFF      RATIO AT                                                      CUT-OFF DATE
       LOAN      APPRAISAL                DATE LTV      MATURITY     YEAR        YEAR        NUMBER     UNIT OF       LOAN AMOUNT
      NUMBER        DATE      DSCR (X)      RATIO        OR ARD     BUILT     RENOVATED     OF UNITS    MEASURE      PER (UNIT) ($)
------------------------------------------------------------------------------------------------------------------------------------

        27        07/21/05      1.24       80.00%       74.01%      1954        1998          661       Units         45,506.81
        53        07/20/05      1.22       78.72%       72.83%      1984                      348       Units         35,514.37
        89        07/19/05      1.28       78.44%       72.57%      1972        2000          260       Units         26,850.00
       115        07/19/05      1.32       66.29%       61.32%      1977        2000          244       Units         19,016.39
       141        07/20/05      1.46       72.88%       67.43%      1983                      142       Units         26,176.06
       163        07/19/05      1.41       78.15%       72.30%      1976                      180       Units         16,933.33
       179        07/19/05      1.55       72.73%       67.29%      1976                      109       Units         24,688.07

     MORTGAGE                                                                                               MOST             MOST
       LOAN    OCCUPANCY     OCCUPANCY                                  MOST RECENT       MOST RECENT      RECENT           RECENT
      NUMBER      RATE      "AS OF" DATE        MOST RECENT PERIOD      REVENUES ($)     EXPENSES ($)      NOI ($)         NCF ($)
------------------------------------------------------------------------------------------------------------------------------------

        27       91.83%       07/21/05         T 12 Through 7/31/05      4,372,096         1,809,095     2,563,001       2,563,001
        53       80.46%       07/20/05         T 12 Through 7/31/05      2,009,143          970,771      1,038,371       1,038,371
        89       86.54%       07/20/05         T 12 Through 7/31/05      1,288,452          638,600       649,852         649,852
       115       83.61%       07/19/05         T 12 Through 7/31/05      1,085,304          672,218       413,086         413,086
       141       69.01%       07/20/05         T 12 Through 7/31/05       818,134           399,455       418,679         418,679
       163       72.22%       07/19/05         T 12 Through 7/31/05       744,102           409,852       334,250         334,250
       179       66.97%       07/19/05         T 12 Through 7/31/05       606,959           320,119       286,840         286,840

                                                                                                            LARGEST
     MORTGAGE                                 UW NET                                              LARGEST   TENANT
       LOAN         UW             UW        OPERATING   UW NET CASH                                TENANT   % OF    LARGEST TENANT
      NUMBER    REVENUES ($)   EXPENSES ($)  INCOME ($)     FLOW ($)  LARGEST TENANT NAME           SQ. FT.   NRA       EXP. DATE
------------------------------------------------------------------------------------------------------------------------------------

        27       4,372,096      1,753,759   2,618,337    2,453,337
        53       2,009,143       928,003    1,081,140     994,140
        89       1,288,452       632,705     655,747      590,747
       115       1,085,304       621,362     463,942      402,942
       141        778,710        385,942     392,768      357,268
       163        720,725        392,684     328,041      283,041
       179        606,959        305,208     301,751      274,501

                                                                                        2ND
                                                                             2ND      LARGEST
     MORTGAGE                                                              LARGEST     TENANT           2ND LARGEST
       LOAN                                                                 TENANT      % OF            TENANT EXP.
      NUMBER      2ND LARGEST TENANT NAME                                   SQ. FT.     NRA                DATE
----------------------------------------------------------------------------------------------------------------------------------

        27
        53
        89
       115
       141
       163
       179

                                                        3RD
                                             3RD      LARGEST
     MORTGAGE                              LARGEST     TENANT       3RD LARGEST                                             MORTGAGE
       LOAN                                 TENANT      % OF        TENANT EXP.            LARGEST AFFILIATED SPONSOR FLAG   LOAN
      NUMBER   3RD LARGEST TENANT NAME      SQ. FT      NRA            DATE      LOCKBOX         (> THAN 4% OF POOL)         NUMBER
------------------------------------------------------------------------------------------------------------------------------------

        27                                                                        Day 1                                        27
        53                                                                        Day 1                                        53
        89                                                                        Day 1                                        89
       115                                                                        Day 1                                       115
       141                                                                        Day 1                                       141
       163                                                                        Day 1                                       163
       179                                                                        Day 1                                       179